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                            THE PARK AVENUE PORTFOLIO

                     THE GUARDIAN PARK AVENUE SMALL CAP FUND

                         Supplement dated March 15, 2001
                       to Prospectus dated August 7, 2000



Please retain this supplement for future reference.

Under "Fund Management - Portfolio Managers" in the prospectus, the description for The Guardian Park Avenue Small Cap Fund should read as follows:

        Effective March 12, 2001, the Small Cap Fund is managed by a team of investment professionals, all of whom are employees of Guardian Life. Each team member has specific responsibilities with respect to sector analysis, overall sector allocations and strategic direction.